U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (date of event reported): March 29, 2001

ISA INTERNATIONALE, INC.
(Exact name of registrant as specified in its charter)
Commission File Number:  000-27373

Delaware					41-1890229
(State or other jurisdiction of		     (IRS Employer Id. No.)
 incorporation or organizaton)

P.O. Box 211023
Eagan, MN 55121-2433
(Registrant's mailing address)

(952) 736-0619
(Registrant's telephone number)

1601 East Highway 13, Suite 100
Burnsville, MN 55337
(Registrant's former address of principal executive offices)

Item 4. Change in Registrant's Certifying Accountants

KPMG LLP was previously the principal accounting firm for ISA
Internationale, Inc.   On March 22, 2001 that firm declined to stand for
reelection as principal certifying accountants.   The decision to accept
the resignation of KPMG LLP was approved by the Audit Committee of the Board of Directors. The Company has not yet engaged a new accounting firm and further believes it will be hiring a new certifying accounting firm within the next two weeks.

In connection with the audit of the fiscal year ended December 31, 1999, and the subsequent interim period through August 14, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

KPMG LLP's auditors' report on the consolidated financial statements of ISA Internationale, Inc. and subsidiaries as of and for the year ended December 31, 1999, contained a separate paragraph stating " the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern." Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Company believes that during the most recent fiscal year and through March 15, 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(V), with the exception of the following:

1. Items cited as reportable conditions in KPMG LLP's report presented at the Company's March 2, 2000 Board of Directors meeting. The reportable conditions related to internal control deficiencies of the Company's International Strategic Assets, Inc. subsidiary, specifically inadequate segregation of duties and financial review procedures. The Company agreed with the characterization of said items as reportable conditions and undertook appropriate actions to remedy the internal control deficiencies. The International Strategic Assets, Inc. subsidiary was sold on May 19, 2000.
2. The Company's 10-QSB for the quarter ended September 30, 2000 as filed with the Securities and Exchange Commission is incomplete as KPMG LLP did not perform quarterly review procedures as contemplated by Statement of Auditing Standard number 71, "Interim Financial Information".

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

The following exhibits are filed with this report:
1. Letter from KPMG LLP to ISA Internationale, Inc. and copied to the Commission dated March 15, 2001.
2. Letter from KPMG LLP to the Commission dated March 29, 2001.

EXIBIT 1.:

KPMG LLP
Certified Public Accountants
4200 Wells Center
90 South Seventh Street
Minneapolis, MN 55402
Telephone: 612-305-5000
Facsimile: 612-305-5039

March 15, 2001

Bernard L. Brodkorb, Jr.
Chief Financial Officer
ISA Internationale, Inc.
1306 North Rice Street
St. Paul, MN 55117

Dear Mr. Brodkorb:

This is to confirm that the client-auditor relationship between ISA International, Inc. and KPMG LLP has ceased.

Very truly yours,
/s/ KPMG LLP

cc: Chief Accountant, Securities and Exchange Commission

EXIBIT 2.:

KPMG LLP
Certified Public Accountants
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Telephone: 612-305-5000
Facsimile: 612-305-5039

March 29, 2001

Securities and Exchange Commission
Washington, DC  20549

Ladies and Gentlemen:

We were previously principal accountants for ISA Internationale, Inc. and, under the date of March 22, 2000, we reported on the consolidated financial statements of ISA Internationale, Inc. and subsidiaries as of and for the year ended December 31, 1999. On March 15, 2001, we resigned. We have read ISA Internationale, Inc.'s statements included under Item 4 of its Form 8-K dated March 29, 2001, and we agree with such statements except we are not in a position to agree or disagree with the Company's statements that KPMG LLP's resignation was approved by the Audit Committee of the Board of Directors and the Company's intentions and timing of engaging a new certified public accounting firm.

Very truly yours,

/s/ KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2001
ISA INTERNATIONALE, INC.

/s/ Bernard L. Brodkorb, Jr.
President and Chief Executive Officer  (Acting)